Execution Version
FIRST SUPPLEMENTAL INDENTURE
FIRST SUPPLEMENTAL INDENTURE, (this “Supplemental Indenture”) dated and effective as of August 22, 2023, by and among INVITAE CORPORATION (the “Company”), the Guarantors referred to in the Indenture (as defined below) and U.S. BANK TRUST COMPANY NATIONAL ASSOCIATION, as Trustee and Collateral Agent under the Indenture referred to below.
W I T N E S E T H:
WHEREAS, the Company, the Guarantors party thereto and the Trustee and Collateral Agent have heretofore executed and delivered an Indenture dated as of March 7, 2023 (as amended, restated, amended and restated, supplemented, waived or otherwise modified, the “Indenture”), providing for the issuance of an initial aggregate principal amount of $275,257,000 (the “Initial Series A Notes”) of the 4.5% Series A Convertible Senior Secured Notes due 2028 (the “Series A Notes”) and an initial aggregate principal amount of $30,000,000 of the 4.5% Series B Convertible Senior Secured Notes due 2028 (the “Series B Notes” and, together with the Series A Notes, the “Notes”) of the Company;
WHEREAS, the Company desires to amend the Indenture as further described herein in connection with those certain transactions (the “Exchange Transactions”) described in the Exchange Agreement, dated as of August 22, 2023, by and between the Company, the Guarantors signatory thereto and Deerfield Partners, L.P. (which include the issuance of the Additional Series A Notes at any time following the effectiveness of this Supplemental Indenture), which transactions would not (regardless of the making of any amendment or other modification to the Indenture provided for herein) result in any adjustment to the Conversion Price or the Conversion Rate in respect of any Note or the Exercise Price under, and as defined in, any Warrant issuable pursuant to Section 2.14 of the Indenture;
WHEREAS, the Disposition Date has not occurred as of the date hereof; and
WHEREAS, pursuant to Section 10.02 of the Indenture, the Company, any Guarantor, the Trustee and the Collateral Agent are authorized to execute and deliver this Supplemental Indenture to amend or supplement the Indenture, with the consent of the Deerfield Holders and the Particular Required Holders;
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company, the Guarantors, the Trustee and the Collateral Agent mutually covenant and agree for the benefit of the Trustee, the Collateral Agent and the Holders of the Notes as follows:
ARTICLE 1    DEFINITIONS
Defined Terms. As used in this Supplemental Indenture, terms defined in the Indenture or in the preamble or recitals hereto are used herein as therein defined. The words “herein,” “hereof” and “hereby” and other words of similar import used in this Supplemental Indenture refer to this Supplemental Indenture as a whole and not to any particular section hereof.
ARTICLE 2    AMENDMENTS; CONSENTS
(i)Section 1.01 of the Indenture is hereby amended by inserting the following definition in the appropriate alphabetical order.

“Additional Series A Note” and “Additional Series A Notes” have the meanings set forth in the first paragraph of the recitals of the Indenture.
“First Supplemental Indenture” means that certain Supplemental Indenture dated and effective as of August 22, 2023, by and among the Company, the Guarantors party thereto, the Trustee and the Collateral Agent.
“Note” or “Notes” have the meaning set forth in the first paragraph of the recitals of this Indenture, as amended by the First Supplemental Indenture.
(ii)The first paragraph of the recitals of the Indenture is amended and restated in its entirety as follows:
WHEREAS, for its lawful corporate purposes, the Company has duly authorized the issuance of its (i) 4.5% Series A Convertible Senior Secured Notes due 2028 (the “Initial Series A Notes”), in an initial aggregate principal amount of $275,257,000, (ii) certain additional aggregate principal amounts of 4.5% Series A Convertible Senior Secured Notes due 2028 as may be issued by the Company from time to time under this Indenture in accordance with the provisions herein (“Additional Series A Notes” and, together with the Initial Series A Notes (regardless of whether such Additional Series B Notes bear the same “CUSIP” number, the “Series A Notes”), (iii) 4.5% Series B Convertible Senior Secured Notes due 2028 (the “Initial Series B Notes”) in an initial aggregate principal amount of $30,000,000 and (iv) certain additional aggregate principal amounts of 4.5% Series B Convertible Senior Secured Notes due 2028 as may be issued by the Company from time to time under this Indenture in accordance with the provisions herein (“Additional Series B Notes” and, together with the Initial Series B Notes (regardless of whether such Additional Series B Notes bear the same “CUSIP” number, the “Series B Notes”; the Series B Notes, together with the Series A Notes, referred to herein as the “Notes”), and in order to provide the terms and conditions upon which the Notes are to be authenticated, issued and delivered, the Company has duly authorized the execution and delivery of this Indenture;
(iii)Section 2.12 of the Indenture is hereby amended and restated in its entirety as follows:
Section 2.12. Additional Notes.
(a)Additional Series A Notes. The Company may, on the effective date of the First Supplemental Indenture by and among the Company, the Guarantors, the Trustee and the Collateral Agent, issue Additional Series A Notes, in aggregate principal amount not to exceed $100,000. Any Additional Series A Notes and the Initial Series A Notes shall be treated as a single class for all purposes under the Indenture; provided that Initial Series A Notes and Additional Series A Notes that would not be treated as part of the same issue under Treasury Regulation Section 1.1275-1(f) or Section 1.1275-2(k) will have different CUSIP numbers or other identification numbers, as applicable. On any date on which the Company shall issue Additional Series A Notes, the Company shall deliver to the Trustee and each Holder a Company Order for the Additional Series A Notes to be issued on such date specifying the Additional Series A Notes to be issued and authenticated on such date with an Officer’s Certificate specifying that the conditions set forth in this Indenture with respect to the issuance of the Additional Series A Notes have been satisfied.
(b) Additional Series B Notes. The Company may, subject to compliance with Sections 4.27 and 4.29 hereof, at any time following the Closing Date, issue Additional Series B Notes, in aggregate principal amount not to exceed $244,743,000. The Initial Series B Notes and any Additional Series B Notes issued after the Closing Date shall be treated as a single class for all purposes under this Indenture; provided that Initial Series B Notes and any issuance of Additional Series B Notes that would not be treated as part of the same issue under Treasury Regulation Section 1.1275-1(f) or Section 1.1275-2(k) will have different CUSIP numbers or other identification numbers, as applicable. On any date on which the Company shall issue Additional Series B Notes, the Company shall deliver to the Trustee and each Holder a Company Order for the Additional Series B Notes to be issued on such date specifying the Additional Series B Notes to be issued and authenticated on such date with an Officer’s Certificate specifying that the conditions set forth in this Indenture with respect to the issuance of the Additional Series B Notes have been satisfied.
(iv)Section 4.42(b) of the Indenture is hereby amended and restated in its entirety as follows:
(b)except with respect to Permitted Refinancings and/or any transaction permitted by Section 4.35 of this Indenture, waive, amend, modify, supplement, terminate or replace any of the 2024 Notes Documents or the 2028 Notes Documents if the effect of such waiver, amendment, modification, supplement, termination or replacement would be materially adverse to the Collateral Agent or any other Secured Party (it being understood and agreed that any change to shorten the maturity of, increase the principal amount of, increase any interest rate applicable to, alter any redemption, payment, repayment or prepayment obligation or put provisions of, or reduce any conversion price applicable to the 2024 Notes Documents or the 2028 Notes Documents would be materially adverse to the Collateral Agent and the other Secured Parties); provided that the foregoing shall not prohibit any payment, prepayment, repayment or other distribution of the 2024 Notes or 2028 Notes with the proceeds of any Permitted Secured Debt to the extent not from the proceeds of any Permitted Revolver Debt or otherwise pursuant to any transaction permitted by Section 4.35; and
ARTICLE 3    MISCELLANEOUS
(a)Company Representation. The Company represents and warrants that nothing in the Exchange Transactions requires the consent of each Holder under Section 10.02 of the Indenture.
(b)Parties. Nothing expressed or mentioned herein is intended or shall be construed to give any Person, other than the Holders, the Trustee and the Collateral Agent, any legal or equitable right, remedy or claim under or in respect of this Supplemental Indenture or the Indenture or any provision herein or therein contained.
(c)Governing Law. THIS SUPPLEMENTAL INDENTURE AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS SUPPLEMENTAL INDENTURE, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
(d)Severability. In the event any provision of this Supplemental Indenture shall be invalid, illegal or unenforceable, then (to the extent permitted by law) the validity, legality or enforceability of the remaining provisions shall not in any way be affected or impaired.
(e)Ratification of Indenture; Supplemental Indentures Part of Indenture. Except as expressly amended to hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of Notes heretofore or hereafter authenticated and delivered shall be bound hereby.

(f)The Trustee and the Collateral Agent. Neither the Trustee nor the Collateral Agent make any representation or warranty as to the validity or sufficiency of this Supplemental Indenture or with respect to the recitals contained herein, all of which recitals are made solely by the other parties hereto.
(g)Counterparts. This Supplemental Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument. The exchange of copies of this Supplemental Indenture and of signature pages by facsimile or PDF transmission shall constitute effective execution and delivery of this Supplemental Indenture as to the parties hereto and may be used in lieu of the original Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes. All notices, approvals, consents, requests and any communications hereunder must be in writing (provided that any such communication sent to Trustee hereunder must be in the form of a document that is signed manually or by way of a digital signature provided by DocuSign or other electronic signature provider that the Company plans to use (or such other digital signature provider as specified in writing to Trustee by the authorized representative), in English. The Company agrees to assume all risks arising out of the use of using digital signatures and electronic methods to submit communications to Trustee, including without limitation the risk of Trustee acting on unauthorized instructions, and the risk of interception and misuse by third parties.
(h)Headings. The headings of the Articles and the Sections in this Supplemental Indenture are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

I IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written.
INVITAE CORPORATION
By:     /s/ Tom Brida
Name: Tom Brida
Title: General Counsel and Secretary

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION,
as Trustee and Collateral Agent
By:     /s/ Brandon Bonfig
Name: Brandon Bonfig
Title: Vice President

GUARANTORS
ARCHERDX, LLC
By:     /s/ Tom Brida
Name: Tom Brida
Title: General Counsel and Secretary

ARCHERDX CLINICAL SERVICES, INC.
By:     /s/ Tom Brida
Name: Tom Brida
Title: General Counsel and Secretary

CIITIZEN, LLC
By:     /s/ Tom Brida
Name: Tom Brida
Title: General Counsel and Secretary

GUARANTORS
GENETIC SOLUTIONS, LLC
By:     /s/ Tom Brida
Name: Tom Brida
Title: General Counsel and Secretary

GENOSITY, LLC
By:     /s/ Tom Brida
Name: Tom Brida
Title: General Counsel and Secretary

OMMDOM INC.
By:     /s/ Tom Brida
Name: Tom Brida
Title: General Counsel and Secretary

YOUSCRIPT, LLC
By:     /s/ Tom Brida
Name: Tom Brida
Title: General Counsel and Secretary